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                        VAN KAMPEN EMERGING MARKETS FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        JULY 1, 2007 - DECEMBER 31, 2007

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
                                                          AMOUNT OF    % OF
                                 OFFERING     TOTAL        SHARES    OFFERING   % OF FUNDS
 SECURITY   PURCHASE/   SIZE OF  PRICE OF   AMOUNT OF     PURCHASED  PURCHASED    TOTAL                  PURCHASED
PURCHASED  TRADE DATE  OFFERING   SHARES     OFFERING      BY FUND    BY FUND     ASSETS      BROKERS      FROM
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
                                                                                             Merrill
                                                                                              Lynch
HDFC Bank   07/18/07      --       92.10     6,594,504      28,000     0.027%     0.008%    Internat   DSP Merrill
  ADR                                          ADR                                         ional, UBS     Lynch
                                                                                           Investment
                                                                                              Bank,
                                                                                             Credit
                                                                                             Suisse,
                                                                                            JPMorgan,
                                                                                             Morgan
                                                                                            Stanley,
                                                                                             Nomura
                                                                                           Securities
                                                                                               and
                                                                                            Deutsche
                                                                                              Bank
                                                                                           Securities

                                                                                             Goldman
                                                                                              Sachs
 Sino-       9/24/07      --       7.70    1,551,200,000  102,000      0.007%     0.02%      (Asia)        Boci
 Ocean                                         HKD                                           L.L.C.,   Securities
 Land                                                                                        Morgan
Holdings                                                                                     Stanley
                                                                                              Asia
                                                                                            Limited,
                                                                                            BOCI Asia
                                                                                            Limited,
                                                                                             Guotai
                                                                                              Junan
                                                                                           Securities
                                                                                           (Hong Kong)
                                                                                            Limited,
                                                                                            DBS Asia
                                                                                             Capital
                                                                                           Limited and
                                                                                            Tai Fook
                                                                                           Securities
                                                                                             Company
                                                                                             Limited

Bolsa De                                                                                    Goldman,
Mercado                                                                                      Sachs &
 rias &     11/29/07      --      20.00     299,180,000    155,000     0.60%      0.20%    Co., Morgan  JPMorgan
 Futuros                           BRL                                                      Stanley,
                                                                                              Citi,
                                                                                             Credit
                                                                                             Suisse,
                                                                                            JPMorgan
                                                                                           and Lehman
                                                                                            Brothers
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